UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 29, 2025
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on April 29, 2025. At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors until the 2026 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas J. Nimbley	96,920,414	1,867,743	800,931	6,511,283
Spencer Abraham	88,553,092	10,217,703	818,293	6,511,283
Paul J. Donahue, Jr.	97,037,192	1,732,012	819,884	6,511,283
S. Eugene Edwards	86,322,809	12,445,217	821,062	6,511,283
Georganne Hodges	97,512,783	1,255,856	820,449	6,511,283
Kimberly S. Lubel	94,783,509	3,986,225	819,354	6,511,283
Matthew C. Lucey	97,422,333	1,365,853	800,902	6,511,283
George E. Ogden	97,533,675	1,235,082	820,331	6,511,283
Damian W. Wilmot	95,934,322	2,831,201	823,565	6,511,283
Lawrence M. Ziemba	76,038,287	22,729,634	821,167	6,511,283
In addition, the following proposals were voted at PBF Energy’s Annual Meeting:
The ratification of the appointment of KPMG LLP to serve as PBF Energy’s independent registered public accounting firm for 2025 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN
104,811,994	476,075	812,302
With respect to the advisory vote regarding the 2024 compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
89,414,573	9,346,411	828,104	6,511,283
With respect to the advisory vote regarding the frequency of the stockholders’ advisory Say-on-Pay Vote, which vote is referred to as the “Say-When-on-Pay Vote”, the stockholders have approved the frequency of “every year” for the stockholders’ advisory Say-on-Pay Vote, with the votes, rounded to the nearest whole share, cast as follows, and based on the results of the Say-When on Pay vote, the Board has determined to hold the advisory Say-on-Pay vote on an annual basis:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
92,159,986	31,995	6,576,098	821,009	6,511,283
The PBF Energy Inc. 2025 Equity Incentive Plan was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
94,370,281	4,369,312	849,495	6,511,283
Item 9.01 - Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 2, 2025	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary